  Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Six Months Ended
June 30, 2006

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2006

This supplemental financial information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could."  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company's filings on Form 10-K and 10-Q with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Lisa Fortuna, Financial Relations Board	Darryl Cater, Media Relations Coordinator
(312) 640-6779	(630) 218-8000 x4896
lfortuna@frbir.com	cater@inlandgroup.com

INLAND REAL ESTATE CORPORATION

ANNOUNCES PERFORMANCE RESULTS FOR SECOND QUARTER 2006

Company Reports Continued Strong Leasing; Expands Platform Via Additional Development Venture

OAK BROOK, Ill. (August 4, 2006) – Inland Real Estate Corporation (NYSE: IRC) today announced financial results for the second quarter ended June 30, 2006.

Highlights

•

Funds From Operations (FFO) of $22.2 million or $0.33 per share (basic and diluted) for the three months ended June 30, 2006 compared to $22.6 million or $0.34 per share (basic and diluted) for the year ago period

•

Net income increased 14.1% to $12.2 million from $10.7 million last year

•

The Company’s portfolio was 95.9% leased as of June 30, 2006, on par with the first quarter

•

79 new and renewal leases were executed for the rental of 265,000 aggregate square feet during the second quarter; new lease activity increased 23.1% over expiring rates

•

Additional joint venture formed to participate in new development ventures

Financial Results

The Company reported that FFO, a widely accepted measure of performance for real estate investment trusts (REITs), for the three months ended June 30, 2006 was $22.2 million, a decrease of 1.6% compared to $22.6 million for the three months ended June 30, 2005.  On a per share basis, FFO was $0.33 (basic and diluted) for the three months ended June 30, 2006, a decrease of 2.9% compared to $0.34 (basic and diluted) for the three months ended June 30, 2005.  The decrease in FFO and FFO per share is primarily the result of dilution from properties contributed to the joint venture with New York State Teachers’ Retirement System (NYSTRS) during the second and third quarter of 2005 along with the acquisition fee earned in June 2005 from properties contributed during the quarter, of which there was none this quarter.

The Company reported that net income was $12.2 million for the three-months ended June 30, 2006, an increase of 14.1% compared to net income of $10.7 million for the three months ended June 30, 2005.  On a per share basis, net income was $0.18 per share (basic and diluted) for the three months ended June 30, 2006, an increase of 12.5% compared to $0.16 per share (basic and diluted) for the three months ended June 30, 2005.  Net income for the three months ended June 30, 2006 included gains on sale of property of $2.3 million, or $0.03 per share.

FFO decreased $2.2 million or 4.6% to $44.4 million for the six months ended June 30, 2006.  On a per share basis, FFO decreased by 4.3% or $0.03 to $0.66 from $0.69 for the year ago period.  Net income was $22.1 million for the six months ended June 30, 2006 a decrease of $2.7 million or 10.9% compared to net income of $24.8 million for the six months ended June 30, 2005.  Net income per share was $0.33 (basic and diluted) for the six months ended June 30, 2006 a decrease of $0.04 or 10.8%.  Included in net income are gains on sale of property of $2.1 million or $0.03 per share for the six months ended June 30, 2006.  The decrease in net income and FFO for the six months ended June 30, 2006 compared to June 30, 2005 is due primarily to the lease termination fee income earned in the first quarter 2005 in the amount of $5.2 million or $0.08 per share (net of straight line rent write off).  Excluding the one time net lease termination fee income from FFO for the six months ended June 30, 2005, FFO and FFO per share increased 7.3% and 8.2%, respectively.  A reconciliation of FFO to net income and FFO per share to net income per share is provided at the end of this news release.

“The Company experienced continuing positive performance results from its core portfolio this quarter,” said Robert Parks, President and Chief Executive Officer of Inland Real Estate Corporation. “Leasing activity remains strong throughout our portfolio and is a Company core strength.”

“In addition to our ongoing portfolio redevelopment activities, we have expanded our Taxable REIT Subsidiary, Inland Venture Corporation, to capitalize upon attractive new retail development opportunities. This initiative is a logical extension of our business focus. It also adds to our team’s capabilities within the retail environment and should build value for our shareholders.”

Portfolio Performance
Total revenues increased 0.5% to $45.2 million for the three-months ended June 30, 2006, from $45.0 million for the three months ended June 30, 2005.  For the six months ended June 30, 2006 total revenues decreased $6.2 million or 6.5% to $89.3 million primarily due to the lease termination fee income earned in the first quarter of 2005.  The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and six-month period during each year.  A total of 122 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.  Net operating income increased 1.6% to $29.6 million (cash basis and excluding lease termination fee income) on the same store portfolio for the three months ended June 30, 2006 from $29.2 million a year ago.  This increase is primarily due to positive leasing spreads.  Same store net operating income increased 2.3% (cash basis and excluding lease termination fee income) to $58.7 million for the six months ended June 30, 2006, compared to $57.3 million for the six months ended June 30, 2005.  This increase is primarily the result of positive leasing spreads, along with reduced operating expenses.  As of June 30, 2006, occupancy for the Company’s same store portfolio was 95.3%, compared to occupancy of 95.5% as of June 30, 2005.

EBITDA increased 2.9% to $35.3 million for the three months ended June 30, 2006, compared to $34.3 million for the three months ended June 30, 2005.  For the six months ended June 30, 2006, EBITDA decreased 0.2% to $69.1 million from $69.3 million last year.  A definition and reconciliation of EBITDA to income from continuing operations is provided at the end of this release.

Balance Sheet, Market Value and Liquidity
EBITDA coverage of interest expense was 2.8 times for the three months ended June 30, 2006.  The Company has provided EBITDA and the related non-GAAP coverage ratios as supplemental disclosure because the Company believes such disclosure provides useful information regarding the Company’s ability to service and incur debt.

At June 30, 2006, the Company had an equity market capitalization of $1.0 billion and $0.9 billion of total debt outstanding for a total market capitalization of $1.9 billion and a debt-to-total market capitalization percentage of 46.8%.  The interest rate on approximately 75% of this debt was fixed at a weighted average interest rate of 5.39%.  At June 30, 2006, the Company had approximately $285 million available for future borrowings under its unsecured line of credit, which the Company uses for acquisitions, capital improvements, tenant improvements, leasing costs and working capital.

Leasing
The Company reports that leasing activity remains strong throughout its portfolio.  For the three months ended June 30, 2006, the Company executed 21 new and 58 renewal leases, aggregating approximately 265,000 square feet.  The 21 new leases comprise approximately 61,000 square feet with an average rental rate of $13.27 per square foot, a 23.1% increase over the average expiring rate.  The 58 renewal leases comprise approximately 204,000 square feet with an average rental rate of $14.97 per square foot, a 15.6% increase over the average expiring rate.  As of June 30, 2006, the Company’s portfolio was 95.9% leased, compared to 96.5% leased as of June 30, 2005 and 95.9% leased as of March 31, 2006.

Acquisitions
In the second quarter 2006, the Company acquired for $4.5 million the remaining interest in Park Avenue Centre in Highland Park, Illinois, from its joint venture partner following substantial completion of the redevelopment of the former Dominick’s location.

The Company also closed for $18 million on the acquisition, along with a joint venture partner, approximately 31 acres of commercially zoned and entitled land in North Aurora, Illinois to be ground leased, sold and/or developed into multi-tenant retail facilities.

Dispositions
In the second quarter 2006, the Company sold two retail centers, Sears Plaza in Montgomery, Illinois, and Baker’s Shoes Store in Chicago, Illinois, for approximately $2.7 million and $3.3 million, respectively.  Proceeds from the 34,000 square foot Sears Plaza sale were used to pay off the mortgage debt and the Company gave a purchase money mortgage to the buyer for the remainder.  The 20,000 square foot Baker’s Shoes Store property sale proceeds were directed into a 1031 exchange escrow for future acquisitions.

Dividends
In each of May, June and July 2006 the Company paid monthly cash dividends to stockholders of $0.08 per common share.

Guidance
The Company expects that FFO per common share (basic and diluted) for fiscal year 2006 will be in the range of $1.35 to $1.39.  The anticipated increase in FFO per common share (basic and diluted) over 2005 is derived from budgeted same store net operating income growth of 2% to 3% for the remainder of 2006, as well as additional acquisitions activity within the joint venture, along with associated fees and continued direct acquisitions.

Conference Call/Webcast
The Company will host a management conference call to discuss its financial results on Friday, Aug. 4 at 10:00 a.m. CT (11:00 a.m. ET).  Hosting the conference call for the Company will be Robert Parks, President and Chief Executive Officer, Mark Zalatoris, Chief Operating Officer, Brett Brown, Chief Financial Officer and Scott Carr, President of Property Management. The conference call can be accessed by dialing 866-356-3377, or 617-597-5392 for international callers.  The conference call passcode is 53179082.  The Company recommends that participants dial in at least ten minutes prior to the scheduled start of the call.  The conference call will also be available via live webcast on the Company’s website at www.inlandrealestate.com.  The conference call will be recorded and available for replay beginning at 12:00 noon CT (1:00 p.m. ET) on August 4, and will be available until midnight on Friday, August 11, 2006.  Interested parties can access the replay of the conference call by dialing 888-286-8010, or 617-801-6888 for international callers.  The replay passcode is 18394710.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that currently owns interests in 144 neighborhood, community, lifestyle and single-tenant retail centers located primarily in the Midwestern United States, with aggregate leasable space of approximately 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three-months ended June 30, 2006, is available at www.inlandrealestate.com.

This press release contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
June 30, 2006 and December 31, 2005
(In thousands except per share data)

Assets

	June 30, 2006 (unaudited)	December 31, 2005 (audited)
Investment properties:
Land	$341,893	317,604
Construction in progress	-	821
Building and improvements	932,006	878,614

	1,273,899	1,197,039
Less accumulated depreciation	204,199	188,483

Net investment properties	1,069,700	1,008,556

Cash and cash equivalents	12,607	26,804
Investment in securities (net of an unrealized loss of $118 and an unrealized gain of $293 at June 30, 2006 and December 31, 2005, respectively)	18,791	19,133
Restricted cash	6,942	4,049
Accounts and rents receivable (net of provision for doubtful accounts of $2,285 and $2,798 at June 30, 2006 and December 31, 2005, respectively)	34,221	31,742
Mortgage receivable	12,865	11,406
Investment in and advances to unconsolidated joint ventures	65,177	52,889
Deposits and other assets	2,635	2,959
Acquired above market lease intangibles (net of accumulated amortization of $2,112 and $1,856 at June 30, 2006 and December 31, 2005, respectively)	3,632	3,831
Acquired in-place lease intangibles (net of accumulated amortization of $5,857 and $4,395 at June 30, 2006 and December 31, 2005, respectively)	24,933	19,942
Leasing fees (net of accumulated amortization of $1,614 and $1,387 at June 30, 2006 and December 31, 2004, respectively)	3,014	2,795
Loan fees (net of accumulated amortization of $3,411 and $2,735 at June 30, 2006 and December 31, 2005, respectively)	4,969	4,893

Total assets	$1,259,486	1,188,999

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets (continued)
June 30, 2006 and December 31, 2005
(In thousands except per share data)

Liabilities and Stockholders' Equity

	June 30, 2006 (unaudited)	December 31, 2005 (audited)
Liabilities:
Accounts payable and accrued expenses	$3,611	4,560
Acquired below market lease intangibles (net of accumulated amortization of $3,812 and $3,216 at June 30, 2006 and December 31, 2005, respectively)	6,902	7,477
Accrued interest	2,932	2,426
Accrued real estate taxes	24,488	22,946
Dividends payable	5,415	5,401
Security and other deposits	2,481	2,423
Mortgages payable	635,633	602,817
Line of credit	115,000	65,000
Prepaid rents and unearned income	3,504	2,752
Other liabilities	12,354	12,631

Total liabilities	812,320	728,433

Minority interest	13,396	18,748

Stockholders' Equity:
Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at June 30, 2006 and December 31, 2005	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 67,673 and 67,502 Shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	677	675
Additional paid-in capital (net of offering costs of $58,816)	652,475	649,797
Accumulated distributions in excess of net income	(219,264)	(208,947)
Accumulated other comprehensive income (loss)	(118)	293

Total stockholders' equity	433,770	441,818

Commitments and contingencies

Total liabilities and stockholders' equity	$1,259,486	1,188,999

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and six months ended June 30, 2006 and 2005 (unaudited)
(In thousands except per share data)

	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005
Revenues:
Rental income	$32,780	33,384	64,500	64,219
Tenant recoveries	12,167	11,220	24,395	24,547
Lease termination income	122	113	122	6,267
Other property income	138	251	250	420

Total revenues	45,207	44,968	89,267	95,453

Expenses:
Property operating expenses	4,843	4,280	9,996	12,183
Real estate tax expense	8,066	7,554	16,333	15,591
Bad debt expense	219	376	531	732
Depreciation and amortization	10,417	11,095	20,832	20,505
General and administrative expenses	2,835	2,090	4,946	4,164

Total expenses	26,110	25,395	52,638	53,175

Operating income	19,097	19,573	36,629	42,278

Other income	893	469	1,909	849
Fee income from unconsolidated joint ventures	430	646	1,089	927
Gain (loss) on sale of investment properties	-	(155)	492	(155)
Interest expense	(11,077)	(10,755)	(21,384)	(20,910)
Minority interest	(226)	(178)	(616)	(432)
Equity in earnings of unconsolidated joint ventures	768	943	1,865	1,933

Income from continuing operations	9,885	10,543	19,984	24,490

Discontinued operations:
Income from discontinued operations (including gain on sale of investment properties of $2,329 and $63 for the three months ended June 30, 2006 and 2005, respectively and $2,134 and $63 for the six months ended June 30, 2006 and 2005)	2,357	189	2,134	346

Net income available to common stockholders	12,242	10,732	22,118	24,836

Other comprehensive income:
Unrealized gain (loss) on investment securities	(212)	170	(411)	(71)

Comprehensive income	$12,030	10,902	21,707	24,765

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and six months ended June 30, 2006 and 2005 (unaudited)
(In thousands except per share data)

	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

Basic and diluted earnings available to common shares per weighted average common share:

Income from continuing operations	$0.15	0.16	0.30	0.36
Discontinued operations	0.03	-	0.03	0.01

Net income available to common stockholders per weighted average common share – basic and diluted	$0.18	0.16	0.33	0.37

Weighted average number of common shares outstanding – basic	67,574	67,202	67,527	67,133

Weighted average number of common shares outstanding – diluted	67,643	67,251	67,595	67,182

Non-GAAP Financial Measures

We consider Funds From Operations ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities, it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as us.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives received based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

Net income	$12,242	10,732	22,118	24,836
Gain on sale of investment properties	(2,329)	(63)	(2,391)	(63)
Gain on non-operating property	-	33	157	33
Equity in depreciation and amortization of unconsolidated ventures	2,392	796	4,162	1,501
Amortization on in-place lease intangibles	765	940	1,497	1,539
Amortization on leasing commissions	177	193	373	347
Depreciation, net of minority interest	8,952	9,921	18,485	18,370

Funds From Operations	$22,199	22,552	44,401	46,563

Net income available to common stockholders per weighted average common share – basic and diluted	$0.18	0.16	0.33	0.37

Funds From Operations, per weighted average common share – basic and diluted	$0.33	0.34	0.66	0.69

Weighted average number of common shares outstanding, basic	67,574	67,202	67,527	67,133

Weighted average number of common shares outstanding, diluted	67,643	67,251	67,595	67,182

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

Income from continuing operations	$9,885	10,543	19,984	24,490
Gain (loss) from operations	-	155	(492)	155
Income (loss) from discontinued operations	28	(29)	-	128
Interest expense	11,077	10,755	21,384	20,910
Interest expense associated with discontinued operations	9	48	43	113
Interest expense associated with unconsolidated joint ventures	1,740	637	3,125	1,132
Depreciation and amortization	10,147	11,095	20,832	20,505
Depreciation and amortization associated with discontinued operations	12	283	78	316
Depreciation and amortization associated with unconsolidated joint ventures	2,395	799	4,173	1,505

EBITDA	$35,293	34,286	69,127	69,254

Total Interest Expense	$12,826	11,440	24,552	22,155

EBITDA: Interest Expense Coverage Ratio	2.8x	3.0x	2.8x	3.1x

Inland Real Estate Corporation
Supplemental Financial Information
For the three and six months ended June 30, 2006 and 2005
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

Total revenues	$45,207	44,968	89,267	95,453

Net Income	$12,242	10,732	22,118	24,836
Gain on sale of investment properties	(2,329)	(63)	(2,391)	(63)
Gain on non-operating property	-	33	157	33
Equity in depreciation of unconsolidated ventures	2,392	796	4,162	1,501
Amortization on in-place leases	765	940	1,497	1,539
Amortization on leasing commissions	177	193	373	347
Depreciation, net of minority interest	8,952	9,921	18,485	18,370
Funds From Operations	$22,199	22,552	44,401	46,563

Net income available to common stockholders per weighted average common share – basic and diluted	$0.18	0.16	0.33	0.37

Funds From Operations per weighted average common share – basic and diluted	$0.33	0.34	0.66	0.69

Distributions Declared	$16,219	16,115	32,435	31,882
Distributions Per Common Share	$0.24	0.24	0.48	0.47
Distributions / Funds From Operations Payout Ratio	73.1%	71.5%	73.1%	68.5%
Weighted Average Commons Shares Outstanding, Diluted	67,643	67,251	67,595	67,182

	As of June 30, 2006	As of June 30, 2005

Total Assets	$1,259,486	1,280,808

General and Administrative Expenses	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

General and Administrative Expenses (G&A)	$2,835	2,090	4,946	4,164
G&A Expenses as a Percentage of Total Revenue	6.3%	4.6%	5.5%	4.4%
Annualized G&A Expenses as a Percentage of Total Assets	0.90%	0.65%	0.79%	0.65%

Inland Real Estate Corporation
Supplemental Financial Information
For the three and six months ended June 30, 2006 and 2005
(In thousands except per share and square footage data)

Net Operating Income	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

Net Operating Income (NOI) (Cash basis)	$31,825	32,327	62,324	61,294
Same Store Net Operating Income (Cash basis)	$29,647	29,171	58,670	57,343
Same Store NOI Percentage Increase Over Prior Year Period	1.6%		2.3%

Occupancy (2)	As of June 30,2006	As of June 30,2005

Leased Occupancy	95.9%	96.5%
Financial Occupancy	95.7%	94.7%
Same Store Financial Occupancy	95.3%	95.5%

Capitalization	As of June 30,2006	As of December 31,2005

Total Shares Outstanding	67,673	67,502
Closing Price Per Share	$14.88	14.79
Equity Market Capitalization	$1,006,974	998,355
Total Debt (3)	887,155	745,631
Total Market Capitalization	$1,894,129	1,743,986

Debt to Total Market Capitalization	46.8%	42.8%

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)

Includes properties held in joint venture.

(3)

Includes pro-rata share of joint venture debt.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and six months ended June 30, 2006 and 2005
(In thousands except per share and square footage data)

Funds From Operations and Other Information

We consider "Funds From Operations" ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  FFO is used in certain employment agreements to determine incentives received based on our performance.  We also use FFO to compare our performance to that of other REIT's in our peer group.  Additionally, we use FFO in conjunction with our acquisition policy to determine investment capitalization strategy.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income for these periods:

	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

Net income	$12,242	10,732	22,118	24,386
Gain on sale of investment properties	(2,329)	(63)	(2,391)	(63)
Gain on non-operating property	-	33	157	33
Equity in depreciation of unconsolidated ventures	2,392	796	4,162	1,501
Amortization on in-place lease intangibles	765	940	1,497	1,539
Amortization on leasing commissions	177	193	373	347
Depreciation, net of minority interest	8,952	9,921	18,485	18,370
Funds From Operations	$22,199	22,552	44,401	46,563
Net income available to common stockholders per common share – diluted	$0.18	0.16	0.33	0.37
Funds From Operations per common share – diluted	$0.33	0.34	0.66	0.69
Weighted average number of common shares outstanding – diluted	67,643	67,251	67,595	67,182

Additional Information
Straight-line rents	$213	443	242	(302)
Amortization of above and below market rents	169	333	343	523
Amortization of deferred financing fees	355	612	693	1,115
Stock based compensation expense	53	30	118	72

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$209	326	370	903
Non-maintenance / revenue generating cap ex
Tenant improvements	5,506	2,651	8,548	5,243
Leasing commissions	688	208	921	473

Inland Real Estate Corporation
Supplemental Financial Information
For the three and six months ended June 30, 2006 and 2005

(In thousands except per share and square footage data)

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended June 30, 2006	Three months ended June 30, 2005	Six months ended June 30, 2006	Six months ended June 30, 2005

Income From Continuing Operations	$9,885	10,543	19,984	24,490
Gain from operations	-	155	(492)	155
Income From Discontinued Operations	28	(29)	-	128
Interest Expense	11,077	10,755	21,384	20,910
Interest Expense Associated with Discontinued Operations	9	48	43	113
Interest Expense Associated with Unconsolidated Ventures	1,740	637	3,125	1,132
Depreciation and Amortization	10,147	11,095	20,832	20,505
Depreciation and Amortization Associated with Discontinued Operations	12	283	78	316
Depreciation and Amortization Associated with Unconsolidated Ventures	2,395	799	4,173	1,505

EBITDA	$35,293	34,286	69,127	69,254

Total Interest Expense	$12,826	11,440	24,552	22,155

EBITDA: Interest Expense Coverage Ratio	2.8 x	3.0 x	2.8 x	3.1 x

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006
(In thousands except per share and square footage data)

Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at June 30, 2006:

Fixed rate debt
Mortgagee	Interest Rate at June 30, 2006	Maturity Date	Balance at June 30, 2006	Percent of Total Debt
Allstate	5.27%	11/2012	$12,500	1.67%
Allstate	5.27%	12/2012	18,000	2.40%
Allstate	5.87%	09/2009	6,000	0.80%
Allstate	4.65%	01/2010	22,500	3.00%
Allstate (b)	9.25%	12/2009	3,864	0.51%
Allstate	4.70%	10/2010	12,380	1.65%
Allstate	5.19%	08/2012	36,200	4.82%
Archon Financial	4.88%	01/2011	30,720	4.09%
Bear, Stearns Funding, Inc.	6.03%	07/2007	13,600	1.81%
Bear, Stearns Funding, Inc.	6.60%	03/2009	8,000	1.07%
Bear, Stearns Funding, Inc.	5.01%	04/2010	15,300	2.04%
Bear, Stearns Funding, Inc.	5.14%	04/2010	11,125	1.48%
Bear, Stearns Funding, Inc.	5.17%	04/2010	23,690	3.16%
Bear, Stearns Funding, Inc.	4.11%	06/2011	38,730	5.16%
Bear, Stearns Funding, Inc.	5.01%	10/2010	7,885	1.05%
Bear, Stearns Funding, Inc.	5.33%	07/2013	16,000	2.13%
Berkshire Mortgage (b)	7.79%	10/2007	13,375	1.78%
Column Financial, Inc	7.00%	11/2008	25,000	3.33%
John Hancock Life Insurance	7.65%	01/2018	12,071	1.61%
Key Bank	5.00%	10/2010	7,500	1.00%
LaSalle Bank N.A.	5.52%	04/2010	13,550	1.81%
LaSalle Bank N.A. (a)	4.86%	12/2006	16,411	2.19%
LaSalle Bank N.A.	4.88%	11/2011	29,650	3.95%
Lehman Brothers Holding, Inc.	6.36%	10/2008	54,600	7.27%
Metlife Insurance Company	4.71%	12/2010	20,100	2.68%
Midland Loan Serv. (b)	7.86%	01/2008	4,688	0.62%
Midland Loan Serv	5.17%	01/2014	18,424	2.45%
Nomura Credit & Capital, Inc.	5.02%	08/2011	8,800	1.17%
Principal Life Insurance	5.96%	12/2008	11,000	1.47%
Principal Life Insurance	5.25%	10/2009	7,400	0.99%
Principal Life Insurance	3.99%	06/2010	32,930	4.39%
Principal Real Estate Investors	5.29%	12/2012	6,600	0.88%
Woodmen of the World	6.75%	06/2008	4,625	0.62%

Total/Weighted Average Fixed Rate	5.39%		$563,218	75.03%

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006
(In thousands except per share and square footage data)

Variable rate debt
Mortgagee	Interest Rate at June 30, 2006	Maturity Date	Balance at June 30, 2006	Percent of Total Debt

LaSalle Bank N.A.	6.81%	12/2010	$7,833	1.04%
LaSalle Bank N.A.	6.51%	04/2010	2,468	0.33%
LaSalle Bank N.A.	6.51%	06/2010	2,732	0.36%
LaSalle Bank N.A.	6.58%	06/2010	2,255	0.30%
LaSalle Bank N.A.	6.51%	04/2010	2,400	0.32%
LaSalle Bank N.A. (a)	6.91%	12/2006	18,738	2.50%
LaSalle Bank N.A.	6.91%	12/2007	14,898	1.98%
LaSalle Bank N.A.	6.51%	07/2010	10,654	1.42%
LaSalle Bank N.A. (c)	4.36%	12/2014	6,200	0.83%
LaSalle Bank N.A. (a)	6.38%	12/2006	4,237	0.56%

Total/Weighted Average Variable Rate Secured	6.54%		72,415	9.65%

KeyBank	6.71%	04/2008	115,000	15.32%

Total/Weighted Average Variable Rate	6.64%		187,415	24.97%

Total/Weighted Average Debt	5.70%		$750,633	100.00%

(a)

Approximately $39,386 of the Company's mortgages payable mature during 2006.  The Company intends to replace these loans with new debt for terms of five years or longer at the market interest rate at the time the existing debt matures.

(b)	These loans require payments of principal and interest monthly; all other loans listed are interest only.

(c)

As part of the purchase of the property securing this loan, the Company assumed the existing mortgage-backed Economic Development Revenue Bonds, Series 1994, issued by the Village of Skokie, Illinois.  The interest rate on these bonds floats and is reset weekly by a re-marketing agent.  The rate at June 30, 2006 was 4.36%.  The bonds are further secured by an Irrevocable Letter of Credit, issued by LaSalle Bank at a fee of 1.25% of the principal amount outstanding, paid annually.  In addition, the Company is required to pay a re-marketing fee of 0.125% per annum of the principal amount outstanding, paid quarterly, and a trustee fee of $500, also paid quarterly.

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006
(In thousands except per share and square footage data)

Top Ten Tenants (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc	17	$11,339	6.72%	1,104,426	7.93%
Dominick's Finer Foods	8	6,048	3.61%	526,599	3.78%
TJX Companies, Inc (2)	16	4,428	2.64%	512,832	3.68%
Roundy’s	6	3,764	2.24%	379,635	2.73%
K Mart	4	1,434	0.86%	372,922	2.68%
PetsMart	11	3,374	2.01%	267,138	1.92%
Kohl’s	3	2,088	1.25%	257,832	1.85%
Kroger	4	1,779	1.06%	235,687	1.69%
Office Depot	9	2,222	1.33%	199,180	1.43%
Carmax	2	4,021	2.38%	187,851	1.35%

Total		$40,497	24.10%	4,044,102	29.04%

(1)

Includes 100% of tenants in properties of unconsolidated joint ventures.

(2)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

(In thousands except per share and square footage data)

Lease Expiration Analysis

			Annualized Base Rent in Place at June 30, 2006
	Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)
ALL ANCHOR LEASES (1)

1	M-T-M	1	24,800	0.19%	$143	0.08%	$5.77
2	2006	5	109,394	0.82%	809	0.46%	7.40
3	2007	17	369,852	2.78%	2,934	1.67%	7.93
4	2008	28	629,825	4.73%	6,439	3.65%	10.22
5	2009	26	800,536	6.01%	7,222	4.10%	9.02
6	2010	19	563,199	4.23%	4,606	2.61%	8.18
7	2011	28	953,433	7.15%	9,573	5.43%	10.04
8	2012	24	676,013	5.07%	7,885	4.47%	11.66
9	2013	19	450,253	3.38%	5,522	3.13%	12.27
10	2014	23	744,433	5.55%	9,172	5.20%	12.32
11	2015+	92	4,155,225	31.18%	49,450	28.06%	11.90

TOTAL/WEIGHTED AVERAGE		282	9,476,963	71.12%	$103,755	58.86%	$10.95

ALL NON-ANCHOR LEASES (1)
1	M-T-M	10	30,267	0.23%	340	0.19%	11.09
2	2006	82	222,939	1.67%	3,403	1.93%	15.27
3	2007	226	542,375	4.07%	9,158	5.20%	16.89
4	2008	265	709,321	5.32%	11,948	6.78%	16.84
5	2009	252	618,969	4.64%	11,343	6.44%	18.33
6	2010	216	546,777	4.10%	10,889	6.18%	19.91
7	2011	118	371,541	2.79%	6,616	3.75%	17.81
8	2012	49	154,145	1.16%	2,995	1.70%	19.43
9	2013	37	132,064	0.99%	3,119	1.77%	23.62
10	2014	42	162,044	1.22%	3,895	2.21%	24.03
11	2015+	83	358,120	2.69%	8,790	4.99%	24.54

TOTAL/WEIGHTED AVERAGE		1,380	3,848,562	28.88%	$72,496	41.14%	$18.84

ALL LEASES
1	M-T-M	11	55,427	0.42%	$483	0.27%	$8.70
2	2006	87	332,333	2.49%	4,212	2.39%	12.67
3	2007	243	912,227	6.85%	12,092	6.87%	13.26
4	2008	293	1,339,146	10.05%	18,387	10.43%	13.73
5	2009	278	1,419,505	10.65%	18,565	10.54%	13.08
6	2010	235	1,109,976	8.33%	15,495	8.79%	13.96
7	2011	146	1,324,974	9.94%	16,189	9.18%	12.22
8	2012	73	830,158	6.23%	10,880	6.17%	13.11
9	2013	56	582,317	4.37%	8,641	4.90%	14.84
10	2014	65	906,477	6.80%	13,067	7.41%	14.41
11	2015+	175	4,513,345	33.87%	58,240	33.05%	12.90

TOTAL/WEIGHTED AVERAGE		1,662	13,325,885	100.00%	$176,251	100.00%	$13.23

(1)

Includes leases expiring on unconsolidated property owned in a joint venture.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet. non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in place at report date are calculated as follows:  annualized current monthly base rents in-place.

(4)

Annualized base rent divided by gross leasable area as of report date.

 Inland Real Estate Corporation
Supplemental Financial Information
For the three and six months ended June 30, 2006

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2006	18	48,229	$668	$890	$222	33.4%
per square foot			$13.85	$18.45	$4.62

2Q2006	21	61,502	663	816	153	23.1%
per square foot			10.78	13.27	2.49

2006 Total	39	109,731	$1,331	$1,706	$375	28.3%
per square foot			$12.13	$15.55	$3.43

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2006	51	283,698	$3,007	$3,423	$416	13.8%
per square foot			$10.60	$12.07	$1.47

2Q2006	58	203,523	2,637	3,047	411	15.6%
per square foot			12.96	14.97	2.02

2006 Total	109	487,221	$5,644	$6,470	$827	14.7%
per square foot			$11.58	$13.28	$1.70

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2006	2	69,770	$-	$873
per square foot			$-	$12.51

2Q2006	9	31,807	-	496	411	15.6%
per square foot			-	15.59	2.02

2006 Total	11	101,577	$-	$1,369	$827	14.7%
per square foot			$-	$13.48

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended June 30, 2006

 (In thousands except per share and square footage data)

2nd Quarter 2006 Leasing Activity

New Leases	Non- Anchors	Anchors	Total

Number of Leases	20	1	21
Gross Leasable Area (Sq.Ft.)	46,197	15,305	61,502
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.60	9.25	13.27

Renewals	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	54	4	58
Gross Leasable Area (Sq.Ft.)	130,004	73,519	203,523
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.55	10.42	14.97

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	8	1	9
Gross Leasable Area (Sq.Ft.)	16,550	15,257	31,807
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.57	12.38	15.60

Total New, Renewal and Non- Comparable Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	82	6	88
Gross Leasable Area (Sq.Ft.)	192,751	104,081	296,832
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.93	10.53	14.69

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet, non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and six months ended June 30, 2006 and 2005
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (Cash Basis)

The following schedule presents same store net operating income, which is the net operating income of properties owned in both the three and six months ended June 30, 2006 and 2005, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, interest, depreciation, amortization, bad debt and general and administrative expenses.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and six months ended June 30, 2006 and 2005.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, income from operations.

	Three months ended June 30, 2006	Three months ended June 30, 2005	% Increase -Decreased	Six months ended June 30, 2006	Six months ended June 30, 2005	% Increase -Decreased
Rental income and tenant recoveries:
"Same store" investment properties, 122 properties, approximately 10.4 million square feet	$42,032	40,298	4.3%	83,811	82,854	1.2%
"Other investment properties” 9 properties, approximately 935,000 square feet	2,702	3,863		4,842	6,214

Total rental income and tenant recoveries	44,734	44,161		88,653	89,068

Property operating expenses:
"Same store" investment properties (excluding interest, depreciation, amortization and bad debt expense)	$12,385	11,127	11.3%	25,141	25,511	-1.5%
"Other investment properties" (excluding interest, depreciation, amortization and bad debt expense)	524	707		1,188	2,263

Total property operating expenses	12,909	11,834		26,329	27,774

Net operating income (rental and additional rental income less property operating expenses):
"Same store" investment properties	$29,647	29,171	1.6%	58,670	57,343	2.3%
"Other investment properties"	2,178	3,156		3,654	3,951

Total property net operating income	31,825	32,327		62,324	61,294

Other income:
Straight-line income	213	443		242	(302)
Lease termination income	122	113		122	6,267
Other property income	138	251		250	420
Other income	893	469		1,909	849
Management fee income from unconsolidated joint ventures	430	646		1,089	927
Gain on sale of investment properties	-	(155)		492	(155)

Other expenses:
Bad debt expense	(219)	(376)		(531)	(732)
Depreciation and amortization	(10,147)	(11,095)		(20,832)	(20,505)
General and administrative expenses	(2,835)	(2,090)		(4,946)	(4,164)
Interest expense	(11,077)	(10,755)		(21,384)	(20,910)
Minority interest	(226)	(178)		(616)	(432)
Equity in earnings of unconsolidated ventures	768	943		1,865	1,933
Income from operations	9,885	10,543		19,984	24,490

Inland Real Estate Corporation
Supplemental Financial Information
For the six months ended June 30, 2006
(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated

010/9/06	Big Lake Town Square	Big Lake	MN	67,835	$9,985	7.73%	100%	Coborn’s Grocery	2005
01/11/06	Honey Creek Commons	Terre Haute	IN	179,100	23,782	6.70%	100%	Kohl’s, Linens ‘n Things and TJ Maxx	2005
02/07/06	The Shoppes at Grayhawk	Omaha	NE	227,350	27,067	6.70%	99%	Lowe’s and Michaels	2001-2004
02/15/06	Algonquin Commons (1)	Algonquin	IL	564,524	154,000	6.70%	99%	Office Max, Old Navy, Ann Taylor, Pottery Barn	2004-2005
03/28/06	Pick ‘n Save	Waupaca	WI	63,780	8,125	8.70%	100%	Pick ‘n Save	2002

				1,102,589	$222,959

Property Dispositions

Date	Property	City	State	GLA Sq.Ft.	Sales Price	Gain/Loss on Sale

02/22/06	Crestwood Plaza	Crestwood	IL	20,044	$1,425	$(195)
04/27/06	Sears	Montgomery	IL	34,300	2,700	6
06/14/06	Bakers Shoes	Chicago	IL	20,000	3,250	2,323
				74,344	$7,375	$2,134

Development Property Acquisitions

Date	Property	City	State	Approx. Acres	Purchase Price

01/05/06	Kirk & Butterfield (2)	Aurora	IL	56	$8,364
03/31/06	Vacant Lot 6 (Shakopee Valley)	Shakopee	MN	2	848
06/06/06	Orchard & I-88 (3)	North Aurora	IL	31	18,000
				89	$27,212

Development Parcel Sales

Date	Property	City	State	Approx. Acres	Purchase Price	Gain/Loss on Sale

1/13/06	Kirk & Butterfield	Aurora	IL	15	$2,789	$399

(1)

The property was acquired through our joint venture with the New York State Teachers' Retirement System.

(2)

The land was acquired with our development venture partner, TMK Development

(3)

The land was acquired with our development venture partner, North American Real Estate.

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$2,273	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	2,988	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,583	50.0%	8,326	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	5,337	5,900
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,774	50.0%	6,007	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,201	50.0%	10,893	6,765
4/1/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	193,313	50.0%	7,070	5,100
6/1/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	4,778	3,295
6/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	598,054	50.0%	926	17,622
9/1/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	103,714	50.0%	397	7,291
9/1/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	94,860	50.0%	218	4,985
2/15/06	IN Retail Fund, LLC	Algonquin Commons	Algonquin	IL	564,524	50.0%	13,010	48,748

					2,569,941		$62,223	$124,311

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Allstate	5.21% Fixed	May 2012	$8,200
Allstate	5.63% Fixed	March 2011	8,510
Allstate	4.84% Fixed	December 2009	11,800
Archon	4.35% Fixed	December 2007	6,589
Bear Stearns Funding, Inc	6.50% Fixed	September 2006	13,530
LaSalle Bank N.A.	4.94% Fixed	April 2012	17,500
LaSalle Bank N.A.	4.94% Fixed	April 2012	15,000
Principal	5.57% Fixed	October 2007	10,200
TIAA-CREF	5.45% Fixed	November 2014	76,651
TIAA-CREF	5.24% Fixed	December 2014	20,844
Wachovia	5.58% Fixed	April 2013	13,951
Wachovia	5.66% Fixed	April 2013	2,731
Wachovia	5.93% Fixed	April 2013	7,871
Wells Fargo	5.25% Fixed	July 2011	35,244

Total / Weighted Average	5.36%		$248,621

Venture with Crow Holdings

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

9/23/04	INCH III/Hastings, LLC	Hastings Marketplace	Hastings	MN	97,535	50.0%	$1,384	$4,890

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Principal Life Insurance	5.21% Fixed	October 2009	$9,780

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

(In thousands except per share and square footage data)

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt

6/6/06	NARE/Inland North Aurora	Under Development	North Aurora	IL	31 Acres	45.0%	$1,570	$7,321

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

La Salle	7.24% Variable	June 2008	$16,268

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	June 30, 2006	December 31, 2005

Balance Sheet:

Assets:
Cash	$8,110	24,492
Investment in real estate, net	422,864	264,861
Construction in progress	29	27
Acquired lease intangibles, net	57,890	46,114
Accounts and rents receivable	9,252	7,599
Restricted cash	4,347	4,274
Leasing commissions, net	480	392
Loan fees, net	1,192	372
Other assets	128	439

Total assets	504,292	348,570

Liabilities:
Accounts payable and accrued expenses	1,833	739
Acquired lease intangibles, net	7,717	8,527
Accrued interest	1,100	668
Accrued real estate taxes	11,500	9,171
Security and other deposits	372	343
Mortgage payable	274,669	158,799
Prepaid rents and unearned income	672	890
Other liabilities	2,065	2,606

Total liabilities	299,928	181,743

Equity:
Inland	103,305	92,250
Other partners	101,059	74,577

Total equity	204,364	166,827

Total liabilities and equity	$504,292	348,570

Unconsolidated joint ventures had mortgages payable of $277,964 and $158,799 as of June 30, 2006 and December 31, 2005, respectively.  The Company’s proportionate share of these loans was $138,003 as of June 30, 2006, and $79,399 as of December 31, 2005.  As the debt is non-recourse, the Company is only liable up to its investment in the joint ventures.

Supplemental Financial Information
For the three and six months ended June 30, 2006 and 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations

	Three months ended June 30,2006	Three months ended June 30,2005	Six months ended June 30,2006	Six months ended June 30,2005
Revenues:
Rental income	$9,910	4,296	18,253	7,887
Tenant recoveries	4,258	1,843	7,920	3,571

Total revenues	14,168	6,139	26,173	11,458

Expenses:
Property operating expenses	1,800	1,024	3,368	2,029
Real estate tax expense	3,258	1,576	6,005	2,733
Bad debt expense	55	2	66	21
Depreciation and amortization	4,790	1,597	8,346	3,011

Total expenses	9,903	4,199	17,785	7,794

Operating income	4,265	1,940	8,388	3,664

Other income	64	289	153	547
Acquisition expense	-	-	-	-
Interest expense	(3,479)	(1,275)	(6,250)	(2,264)

Income from continuing operations	$850	954	2,291	1,947

IRC’s pro rata share	$425	607	1,183	1,219

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property List

As of June 30, 2006, we owned, outright or through joint ventures, 144 investment properties, comprised of 27 single-user retail properties, 89 Neighborhood Retail Centers and 28 Community Centers.  These investment properties are located in the states of Florida (1), Illinois (94), Indiana (7), Michigan (1), Minnesota (27), Missouri (1), Nebraska (1), Ohio (3), Tennessee (1) and Wisconsin (8).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User

Ameritech Joliet, IL	4,504	05/97	1995	100%	1	None

Bally's Total Fitness St. Paul, MN	43,000	09/99	1998	100%	1	Bally's Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	1	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	1	Carmax

Circuit City Traverse City, MI	21,337	01/99	1998	100%	0 (b)	Circuit City (b)

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	1	Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	1	Cub Foods

Cub Foods Hutchinson, MN	60,208	01/03	1999	100%	0 (b)	Cub Foods (b)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100%	1 (b)	Cub Foods (b)

Cub Foods Plymouth, MN	67,510	03/99	1991	100%	1	Cub Foods

Disney Celebration, FL	166,131	07/02	1995	100%	1	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	1	Dominick's Finer Foods

Dominick's Glendale Heights, IL	68,879	09/97	1997	100%	1	Dominick's Finer Foods

Dominick's Hammond, IN	71,313	05/99	1999	100%	2	Food 4 Less

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	1	Dominick's Finer Foods

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User

Dominick's West Chicago, IL	78,158	01/98	1990	0%	0	None

Eckerd Drug Store Chattanooga, TN	10,908	05/02	1999	100%	1	Eckerd Drug Store

Hollywood Video Hammond, IN	7,488	12/98	1998	100%	1	None

Home Goods Store Coon Rapids, MN	25,145	10/05	2005	100%	1	Home Goods

Michael's Coon Rapids, MN	24,240	07/02	2001	100%	1	Michael's

Petsmart Gurnee, IL	25,692	04/01	1997	100%	1	Petsmart

Pik 'N Save Waupauca, WI	63,780	03/06	2002	100%	1	Roundy’s

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	1	None

Staples Freeport, IL	24,049	12/98	1998	100%	1	Staples

United Audio Center Schaumburg, IL	9,988	09/99	1998	100%	1	None

Walgreens Decatur, IL	13,500	01/95	1988	100%	1 (b)	Walgreens (b) (c)

Walgreens Jennings, MO	15,120	10/02	1996	100%	1	Walgreens (c)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	10,052	11/97	1985/2004	99%	3	None

Aurora Commons Aurora, IL	126,908	01/97	1988	97%	23	Jewel Food Stores

Baytowne Shoppes/Square Champaign, IL	118,842	02/99	1993	99%	21	Staples
						Berean Bookstore
						Petsmart
						Famous Footwear
						Factory Card Outlet
Berwyn Plaza Berwyn, IL	18,138	05/98	1983	100%	4	Justice Produce

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	10	Coborn’s Super Store

Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	100%	14	Linens & Things
						Barnes & Noble
						Dress Barn
Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	94%	16	Tops, Inc.

Burnsville Crossing Burnsville, MN	91,015	09/99	1989	99%	13	Schneiderman’s Furniture
						Petsmart
Butera Market Naperville, IL	67,632	03/95	1991	100%	13	Butera

Byerly's Burnsville Burnsville, MN	72,365	09/99	1988	100%	7	Byerly's Food Store
						Erik's Bike Shop
Caton Crossing Plainfield, IL	83,792	06/03	1998	96%	17	Cub Foods

Cliff Lake Center Eagan, MN	73,582	09/99	1988	95%	34	None

Cobblers Crossing Elgin, IL	102,643	05/97	1993	100%	17 (b) (e)	Jewel Food Stores

Deer Trace Kohler, WI	149,881	07/02	2000	100%	12	Elder Beerman
						TJ Maxx
						Michael's
						Famous Footwear
Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	8	None

Downers Grove Market Downers Grove, IL	104,449	03/98	1998	99%	13	Dominick's Finer Foods

Eastgate Shopping Ctr Lombard, IL	131,601	07/98	1959 / 2000	86%	32	Schroeder's Ace Hardware

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	100%	16 (b)	Knowlan's Super Market

Elmhurst City Center Elmhurst, IL	39,090	02/98	1994	100%	12	Walgreens (c)

Fashion Square Skokie, IL	84,580	12/97	1984	92%	13	Cost Plus World Market
						Office Depot
Fashion Square II Skokie, IL	7,151	11/04	1984	100%	2	None

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	100%	10 (e)	MGM Liquor Warehouse
						Cub Foods
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	5	Factory Card Outlet

Gateway Square Hinsdale, IL	40,170	03/99	1985	100%	20	None

Goodyear Montgomery, IL	12,903	09/95	1991	100%	3	None

Grand and Hunt Club Gurnee, IL	21,222	12/96	1996	100%	3	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	9 (b)	The Tile Shop

Hastings Marketplace Hastings, MN	97,535	02/04	2002	100%	14(b) (d)	Cub Foods

Hawthorn Village Vernon Hills, IL	98,806	08/96	1979	83%	18	Dominick's Finer Foods

Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	87%	22	None

High Point Center Madison, WI	86,004	04/98	1984	90%	23 (b)	None

Homewood Plaza Homewood, IL	19,000	02/98	1993	100%	1	Office Depot

Iroquois Center Naperville, IL	140,981	12/97	1983	100%	30 (b)	Sears Logistics Services
						Planet Fitness
						Big Lots
						Xilin Association
Joliet Commons Ph II Joliet, IL	40,395	02/00	1999	100%	3	Office Max

Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	100%	12	Food 4 Less

Mankato Heights Mankato, MN	139,916	04/03	2002	97%	19	TJ Maxx
						Michael’s
						Old Navy
						Pier One
						Famous Footwear
Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	4	Roundy's

Maple Plaza Downers Grove, IL	31,196	01/98	1988	95%	12	None

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Mapleview Grayslake, IL	115,038	03/05	2000	80%	16 (b) (e)	Jewel Food Stores

Marketplace at 6 Corners Chicago, IL	117,000	11/98	1997	100%	6 (e)	Jewel Food Store
						Marshall’s Dept. Store
Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	8	Tops, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	5	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	98%	18	Cue-Can-Do

Naper West Ph II Naperville, IL	50,000	10/02	1985	73%	1	JoAnn Fabrics

Niles Shopping Center Niles, IL	26,109	04/97	1982	87%	7	None

Northgate Center Sheboygan, WI	73,647	04/05	2003	96%	7	Piggly Wiggly

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	99%	15 (b)	Food 4 Less
						Murray’s Discount Auto
Oak Forest Commons Ph III Oak Forest, IL	7,424	06/99	1999	88%	4	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	100%	3	None

Orland Greens Orland Park, IL	45,031	09/98	1984	61%	11	Shoe Carnival

Orland Park Retail Orland Park, IL	8,500	02/98	1997	100%	3	None

Park Avenue Centre Highland Park, IL	71,442	06/97	1996/2005	61%	2	Staples
						Sam’s Wine & Spirits
Park Place Plaza St. Louis Park, MN	84,999	09/99	1997/2006	100%	14	Office Max
						Petsmart
Park Square Brooklyn Park, MN	137,116	08/02	1986 / 1988	86%	20	Fashion Bug
						Rainbow Foods
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	2	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	11	Golf Galaxy

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	3	None

Regal Showplace Crystal Lake, IL	94,860	03/05	1998	96%	6 (e)	Regal Cinemas

Regency Point Lockport, IL	54,841	04/96	1993 / 1995	100%	17	9th Street Fitness
						Ace Hardware
Riverplace Center Noblesville, IN	74,414	11/98	1992	98%	11	Kroger
						Fashion Bug
River Square S/C Naperville, IL	58,260	06/97	1988	94%	24	None

Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	100%	17	Staples
						PetsMart
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	3	Binny's

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	5 (b)	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	100%	5 (b)	None

Salem Square Countryside, IL	112,310	08/96	1973 / 1985	100%	7	TJ Maxx
						Marshall’s
Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	91%	10	Sears Hardware

Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	8	Linens and Things
						DSW Shoe Warehouse
						Pier 1 Imports
Shakopee Valley Shakopee, MN	146,430	12/02	2000 / 2001	100%	14	Kohl's
						Office Max
Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	14	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	77%	16	None

Shoppes of Mill Creek Palos Park, IL	102,422	03/98	1989	100%	23 (e)	Jewel Food Stores

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	16%	5	None

Six Corners Chicago, IL	80,650	10/96	1966/2005	95%	7	Bally Total Fitness
						Office Depot

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Spring Hill Fashion Ctr West Dundee, IL	125,198	11/96	1985	70%	17	Pier One
						TJ Maxx
						Factory Card Outlet
St. James Crossing Westmont, IL	49,994	03/98	1990	97%	20 (b)	None

Stuart's Crossing St. Charles, IL	85,529	07/99	1999	95%	7	Jewel Food Stores

Terramere Plaza Arlington Heights, IL	40,965	12/97	1980	77%	18 (b)	None

Townes Crossing Oswego, IL	105,989	08/02	1988	97%	20 (b)	Jewel Food Stores

Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100%	11	Marshall's
						Factory Card Outlet
University Crossing Mishawaka, IN	136,430	10/03	2003	100%	22	Marshall's
						Babies R Us
						Petco
						Famous Footwear
						Dollar Tree Stores
						Pier 1 Imports
V. Richard's Plaza Brookfield, WI	107,952	02/99	1985	93%	22	V. Richards Market
						Guitar Center
						Pedro’s Mexican Restaurant
Wauconda Shopping Ctr Wauconda, IL	31,357	05/98	1988	100%	3	Sears Hardware

West River Crossing Joliet, IL	32,452	08/99	1999	96%	16	None

Western & Howard Chicago, IL	11,974	04/98	1985	83%	2	None

Wilson Plaza Batavia, IL	11,160	12/97	1986	88%	7	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	93%	14 (b)	Frattalone

Wisner/Milwaukee Plaza Chicago, IL	14,677	02/98	1994	100%	4	None

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	93%	15	Jewel Food Stores
						U.S. Postal Service

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Algonquin Commons
Algonquin, IL	560,433	03/06	2004/2005	96%	81 (b) (e)	Circuit City
						PetsMart
						Office Max
						Wickes
						Barrett’s Home Theater
						Border's
						Forth & Towne
						Pottery Barn
						Old Navy
						DSW Warehouse
						Dick's Sporting Goods Trader Joe’s My Child’s Room
Bergen Plaza Oakdale, MN	272,233	04/98	1978	97%	37 (b)	K-Mart
						Roundy’s
						Petco
Chatham Ridge Chicago, IL	175,774	02/00	1999	99%	28 (e)	Cub Foods
						Marshall’s Dept. Store
						Bally Total Fitness
Chestnut Court Darien, IL	170,027	03/98	1987	99%	22	Office Depot
						Powerhouse Gym
						Just Ducky
						Factory Card Outlot
						Loyola Medical
						Stein Mart
Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	100%	15	Best Buy
						K-Mart
						Bed, Bath & Beyond
						The Sports Authority
						Cost Plus
						Borders Books
						Office Depot
Four Flaggs Niles, IL	306,661	11/02	1973 / 1998	99%	25 (b)	Wickes Furniture
						Jewel Food Stores
						Rhodes (b)
						Office Depot
						REI
						Petsmart
						Jo-Ann Fabrics
						Books-A-Million
						Women’s Workout World
Greentree Center & Outlot Caledonia, WI	159,268	02/05	1990/1993	97%	11	Pic n Save
						K-Mart
Honey Creek Crossing Terre Haute, IN	179,100	01/06	2005	98%	10	Kohl’s
						Linens ‘N Things
						TJ Maxx

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Joliet Commons Joliet, IL	158,922	10/98	1995	100%	16	Cinemark
						Petsmart
						Barnes & Noble
						Old Navy
						MC Sports
						La-Z Boy Showcase Shop
						Old Country Buffet
Lake Park Plaza Michigan City, IN	229,639	02/98	1990	95%	16 (b)	Wal-Mart
						Valuland (b)
						Jo Ann Fabrics
						Factory Card Outlet
Lansing Square Lansing, IL	233,508	12/96	1991	89%	16	Sam's Club
						Office Max
						Babies R Us
Maple Park Place Bolingbrook, IL	227,795	01/97	1992/2004	100%	28	Powerhouse Gym
						Office Depot
						Jo Ann Fabrics
						Sportmart
						Best Buy
Naper West Naperville, IL	164,812	12/97	1985	89%	29	TJ Maxx
						Barrett’s Home Theater Store
Orland Park Place Orland Park, IL	599,664	04/05	1980/1999	91%	26 (e)	K & G Superstore
						Old Navy
						Cost Plus World Market
						Stein Mart
						Tiger Direct
						Barnes & Noble
						Wickes Furniture
						DSW Shoe Warehouse
						Bed, Bath & Beyond
						Sports Authority
						Binny’s Beverage Depot
						Office Depot
						Dick’s Sporting Goods
						Marshall's
Park Center Plaza Tinley Park, IL	194,599	12/98	1988	99%	31 (b)	Cub Foods
						Bally's Total Fitness
						The Furniture Box
						Bud’s Sport Place
						Chuck E. Cheese
						Old Country Buffet

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	22	Gander Mountain
						TJ Maxx
						Staples
						Michaels Stores
						Old Navy LLC
						Petco
						Famous Footwear
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	17	Home Depot
						Roundy’s
						Petsmart
						Office Max
						Old Navy
						Party City
Randall Square Geneva, IL	216,485	05/99	1999	99%	27 (e)	Marshall’s Dept. Store
						Bed, Bath & Beyond
						Old Navy
						Factory Card Outlet
						Shoe Carnival
						Petsmart
						Michaels Stores
Riverdale Commons Coon Rapids, MN	168,277	09/99	1998	100%	17	Roundy's
						Wickes Furniture
						Office Max
						Petco
						Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	97%	42 (b)	Best Buy
						Kerasotes Theaters
						Office Depot
						TJ Maxx
						Petsmart
						Michaels Stores
						Harlem Furniture
						Ulta Salon
						Old Country Buffet
Shoppes at Grayhawk Omaha, NE	227,350	02/06	2001/2004	100%	26	Lowe’s
						Michael’s
Shops at Orchard Place Skokie, IL	165,141	12/02	2000	97%	20	Best Buy
						DSW Shoe Warehouse
						Ulta Salon
						Pier 1 Imports
						Petco
						Walter E. Smithe
						Factory Card Outlet
Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	5	K-Mart
						Kroger

Inland Real Estate Corporation
Supplemental Financial Information
As of June 30, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Thatcher Woods River Grove, IL	193,313	04/02	1969/1999	98%	21 (e)	Walgreens
						A.J. Wright
						Olson’s Ace Hardware
						Hanging Garden Banquet
						Binny’s Beverage Depot
						Dominick’s
Village Ten Coon Rapids, MN	211,568	08/03	2002	98%	11	Lifetime Fitness
						Cub Foods
						Dollar Tree Stores
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973 1975 1997	100%	17 (b) (e)	Toys R Us
						Tower Records
						Luna Carpets
						Comp USA
						Cost Plus World Market
						Party City
						Discovery Clothing Harlem Furniture
Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	97%	10	Kohl's
						Jo Ann Fabrics
						Barnes & Noble
						Joseph A. Banks Clothiers
Woodland Commons Buffalo Grove, IL	170,398	02/99	1991	97%	36 (b)	Dominick's Finer Foods
						Jewish Community Center
Total/Weighted Average	13,924,772			96%

(a)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.

(b)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(c)	Beginning with the earlier date listed, pursuant to the terms of each lease, the tenant has a right to terminate prior to the lease expiration date.

(d)	Single property joint venture with Crow Holdings.

(e)	Joint Venture with the New York State Teachers' Retirement System.